SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 17, 2009

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

                                    0-30318                                                                                              52-2181734
                                    (Commission File Number)                                                                           (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

INVENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On June 17, 2009, the shareholders of the Registrant approved an amendment to the Registrant's 2006 Long-Term Incentive Plan (the "Plan") that (i) increases the number of shares of common stock that may be issued under the Plan by 4,100,000 shares, (ii) provides that each share of restricted stock granted to a Plan participant on or after June 17, 2009 reduces availability under the Plan by 1.61 shares rather than 1.5 shares and (iii) limits the duration of options issued under the Plan after June 17, 2009 to 7 years rather than 10 years.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit 10.1  2006 Long-Term Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INVENTIV HEALTH, INC.

                                  by /s/ David Bassin
                             Name:  David Bassin
                             Title:  Chief Financial Officer and Secretary